Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT
          AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT, dated as of August 10, 2011 (this “Amendment No. 1”), by and among VALEANT PHARMACEUTICALS INTERNATIONAL, a Delaware corporation (“Borrower”), VALEANT PHARMACEUTICALS INTERNATIONAL, INC., a corporation continued under the federal laws of Canada (“Parent”), certain Subsidiaries of Parent, as Guarantors, Goldman Sachs Lending Partners LLC, as Administrative Agent (“Administrative Agent”), Swing Line Lender and Collateral Agent under the Credit Agreement (as defined below), and the Requisite Lenders.
W I T N E S S E T H:
          WHEREAS, the Borrower, the Parent, the Administrative Agent, the Guarantors party thereto from time to time and each lender from time to time party thereto (the “Lenders”) have entered into a Credit and Guaranty Agreement, dated as of June 29, 2011 ( the “Original Credit Agreement”) (capitalized terms not otherwise defined in this Amendment No. 1 have the same meanings as specified in the Credit Agreement (as defined in Section 1 below));
          WHEREAS, on the date hereof, the Borrower, the Parent, the Guarantors, the Administrative Agent, the Term Lenders (as defined below), and the Requisite Lenders (as defined in the Original Credit Agreement) desire to amend and restate the Original Credit Agreement to, among other things, (i) provide for Term Loans thereunder, (ii) modify certain covenants and (iii) make certain other modifications as set forth in the Credit Agreement;
          WHEREAS, each financial institution identified on Schedule A hereto as a “Term Lender” (each, a “Term Lender”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to make Term Loans and to become a “Term Lender” for all purposes under the Credit Agreement;
          WHEREAS, pursuant to Section 10.5 of the Original Credit Agreement, the consent of the Requisite Lenders (as defined in the Original Credit Agreement and before giving effect to the Term Loan Commitments contemplated by this Amendment No. 1) is required for the effectiveness of this Amendment No. 1; and
          WHEREAS, the Administrative Agent, the Collateral Agent, the Credit Parties, each Term Lender and the other Lenders signatory hereto are willing to so agree, subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendment and Restatement.
          Effective as of the Restatement Date, and subject to the terms and conditions set forth herein and in the Credit Agreement, upon the satisfaction of the conditions in Section 3 herein, the parties hereto agree that (i) the Original Credit Agreement is hereby amended and restated in the form of Annex A hereto (the Original Credit Agreement, as so amended and restated, being referred to as the “Credit Agreement”), (ii) the Schedules attached to the Credit Agreement shall replace in their entirety the corresponding Schedules attached to the Original Credit Agreement, or constitute new Schedules to the

Credit Agreement, as applicable and (iii) the Exhibits attached to the Credit Agreement shall replace in their entirety the corresponding Exhibits attached to the Original Credit Agreement, if any, or constitute new Exhibits to the Credit Agreement, as applicable.
SECTION 2. Term Lenders.
          Each Term Lender hereby agrees, on the terms and conditions set forth herein and in the Credit Agreement, to make Term Loans to the Borrower on or after the Restatement Date in accordance with Section 2.1 of the Credit Agreement. The Term Lenders shall, effective on the Restatement Date, become party to the Credit Agreement as “Lenders”.
SECTION 3. Effectiveness.
          (a) This Amendment No. 1 shall become effective on and as of the date (such date the “Execution Date”) on which this Amendment No. 1 shall have been executed and delivered by (A) the Borrower, Parent and the other Credit Parties, (B) each Term Lender, (C) Lenders constituting the Requisite Lenders under Section 10.5 of the Original Credit Agreement (before giving effect to the Term Loan Commitments contemplated by this Amendment No. 1), and (D) the Administrative Agent (it being understood and agreed that Sections 1 and 2 of this Amendment No. 1 shall not become effective until each of the conditions set forth in Section 3.1 of the Credit Agreement has been satisfied).
          (b) The provisions of Sections 1 and 2 of this Amendment No. 1 and the Credit Agreement shall become effective on the date (such date, the “Restatement Date”) on which each of the conditions set forth in Section 3.1 of the Credit Agreement has been satisfied in accordance with the terms thereof.
SECTION 4. Representations and Warranties.
          By its execution of this Amendment No. 1, each of the Borrower and Parent hereby represents and warrants to the Agents and the Lenders that:
     (A) this Amendment No. 1 has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Credit Party hereto, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity;
     (B) the execution, delivery and performance by Credit Parties of this Amendment No. 1 and the other Credit Documents to which they are parties and the consummation of the transactions contemplated by this Amendment No. 1 and the other Credit Documents do not and will not (a) violate (i) any provision of any Applicable Law, (ii) any of the Organizational Documents of Parent, Borrower or any of their respective Subsidiaries, or (iii) any order, judgment or decree of any court or other agency of government binding on Parent, Borrower or any of their respective Subsidiaries, except with respect to clauses (i) and (iii) to the extent that such violation could not reasonably be expected to have a Material Adverse Effect; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Parent, Borrower or any of their respective Subsidiaries, except to the extent that such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Parent, Borrower or any of their respective Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties); or

(d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Parent, Borrower or any of their respective Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders and except for any such approval or consent the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect;
     (C) each of the representations and warranties contained in Section 4 of the Credit Agreement is true as of the Execution Date and Restatement Date; and
     (D) there is no Default or Event of Default as of the Execution Date or Restatement Date.
SECTION 5. Amendment, Modification and Waiver.
          This Amendment No. 1 may not be amended, modified or waived except in accordance with Section 10.5 of the Credit Agreement.
SECTION 6. Reference to and Effect on the Original Credit Agreement and the Credit Documents.
          On and after the Restatement Date, each reference in the Original Credit Agreement or any other Credit Document to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Original Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1 (i.e., the Credit Agreement).
SECTION 7. Reaffirmation and Grant.
          (a) Each Credit Party hereby expressly acknowledges the terms of this Amendment No. 1 and reaffirms, as of the date hereof, the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment No. 1 and the transactions contemplated hereby.
          (b) Each Credit Party, by its signature below, hereby affirms and confirms (1) its obligations under each of the Credit Documents to which it is a party, and (2) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents.
          (c) In addition to, and not in lieu of, any other Liens for the benefit of the Lenders, as security for the payment or performance, as the case may be, in full of the Secured Obligations (as such term is defined in the Pledge and Security Agreement), including the Guarantees, each Grantor (as such term is defined in the Pledge and Security Agreement) hereby grants security interests to the Collateral Agent for the benefit of the Secured Parties (as such term is defined in the Pledge and Security Agreement) in all right, title or interest in or to any and all of the Collateral (as such term is defined in the Pledge and Security Agreement), whether now owned or hereafter acquired.
          (d) Each Grantor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent in connection with the Credit Agreement. Such financing statements may contain an indication or description of collateral that describes such property in any manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Collateral Agent in connection with this Agreement, including describing such property as “all assets” or “all personal property,” and “whether now owned or at any time hereafter acquired” or “now has or at any time in the future may acquire any right, title or interest” or words of similar import.
SECTION 8. Entire Agreement.
          This Amendment No. 1, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Original Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment No. 1 is a Credit Document.
SECTION 9. Governing Law.
          THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.15 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT NO. 1 AND SHALL APPLY HERETO.
SECTION 10. Severability.
          In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
SECTION 11. Counterparts.
          This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart to this Amendment No. 1 by facsimile transmission or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment No. 1.

          IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment No. 1 as of the date first written above.

VALEANT PHARMACEUTICALS INTERNATIONAL
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President & Chief Operating Officer

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President & Chief Operating Officer

ATON PHARMA, INC.
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President & Chief Operating Officer

CORIA LABORATORIES, LTD.
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President & Chief Operating Officer

DOW PHARMACEUTICAL SCIENCES, INC.
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President & Chief Operating Officer

VALEANT PHARMACEUTICALS NORTH AMERICA LLC
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC.
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President

OCEANSIDE PHARMACEUTICALS, INC.
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President

PRINCETON PHARMA HOLDINGS, LLC
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President

PRIVATE FORMULA CORP.
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President

RENAUD SKIN CARE LABORATORIES, INC.
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President

VALEANT BIOMEDICALS, INC.
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President

BIOVAIL AMERICAS CORP.
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President

PRESTWICK PHARMACEUTICALS, INC.
By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President

BIOVAIL HOLDINGS INTERNATIONAL SRL
By:	/s/ Alex Matheson on behalf of Richard K. Masterson
	Name:	Richard K. Masterson
	Title:	President & Chief Operating Officer

VALEANT INTERNATIONAL (BARBADOS) SRL
By:	/s/ Alex Matheson on behalf of Richard K. Masterson
	Name:	Richard K. Masterson
	Title:	President & Chief Operating Officer

BIOVAIL LABORATORIES INTERNATIONAL (BARBADOS) SRL
By:	/s/ Alex Matheson on behalf of Richard K. Masterson
	Name:	Richard K. Masterson
	Title:	President & Chief Operating Officer

HYTHE PROPERTY INCORPORATED
By:	/s/ Alex Matheson on behalf of Richard K. Masterson
	Name:	Richard K. Masterson
	Title:	President & Chief Operating Officer

Each Signature in the Presence of:
/s/ Bruce Goins
Name:	Bruce Goins
Occupation:	Vice President, Finance
Address:	Valeant International (Barbados) SRL

VALEANT CANADA GP LIMITED
By:	/s/ Robert R. Chai-Onn
	Name:	Robert R. Chai-Onn
	Title:	Vice President

VALEANT CANADA LP by its sole general partner, VALEANT CANADA GP LIMITED
By:	/s/ Robert R. Chai-Onn
	Name:	Robert R. Chai-Onn
	Title:	Director

V-BAC HOLDING CORP.
By:	/s/ Robert R. Chai-Onn
	Name:	Robert R. Chai-Onn
	Title:	Director

GOLDMAN SACHS LENDING PARTNERS LLC, individually as Administrative Agent, Collateral Agent and Swing Line Lender
By:	/s/ Robert Ehudin
	Name:	Robert Ehudin
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA, as a Lender,
By:	/s/ Robert Ehudin
	Name:	Robert Ehudin
	Title:	Authorized Signatory

ANNEX A
CREDIT AGREEMENT
[See attached.]
Annex A

Schedule A
Term Lenders
Goldman Sachs Bank USA
Schedule A